SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             October 6, 2004
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                          RASER TECHNOLOGIES, INC.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    Utah                          0-30657                       87-0638510
    ----                          -------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                     5252 North Edgewood Drive, Suite 375
                             Provo, Utah 84604
                             -----------------
                   (Address of Principal Executive Offices)

                               (801) 756-1200
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of the Registrant.
          -------------------------------------

          On October 6, 2004, the Company elected Mr. Brent M. Cook to serve on its Board of Directors until the next annual meeting of our stockholders and until his successor is elected and qualified or his prior resignation or termination.

          There were no arrangements or understandings with any other person concerning this election, and Mr. Cook has not yet been designated to serve on any committees. There also were no related party transactions between the Company and Mr. Cook.

          To view biographical information about Mr. Cook, please see the Press Release dated October 6, 2004, attached hereto and incorporated herein by reference. See Item 9.01.

Item 7.01   Regulation F D Disclosure.
            --------------------------

          See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                       Exhibit Number
----------------------                          --------------

Press Release dated October 6, 2004                  99.1

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RASER TECHNOLOGIES, INC.

Dated: 10/7/04                                     /s/ John C. Ritter
       -----------------                           --------------------------
                                                   John C. Ritter
                                                   President and
                                                   Director